SEGMENT INFORMATION (Policies)	12 Months Ended
Dec. 31, 2011
SEGMENT INFORMATION [Abstract]
Segment Reporting
The Company and the chief operating decision maker ("CODM") measure performance based on the Company's overall return to shareholders based on consolidated net income. The CODM does not review a measure of operating result at a lower level than the consolidated group. Consequently, the Company has only one reportable segment: tankers. The tankers segment includes crude oil tanker vessels and OBO or oil/bulk/ore carriers. Both types of vessel are managed as part of this one segment.

The Company's management does not evaluate performance by geographical region as this information is not meaningful.